Exhibit 10.4

                                                     Dated as of July 27, 1996

Mr. Douglas M. Kratz, President
Financial Services Corporation of the Midwest
P. O. Box 4870
Rock Island, IL 61204-4870

      RE:   Amendment to Letter Agreement dated as of December 15, 1992

Dear Mr. Kratz:

M&I Marshall & Ilsley Bank ("M&I") has agreed to delete the following from section 11. of the agreement:

                  "lesser of $500,00 or"

whereby the non-conforming investments retain the 4.95% of tangible net equity limit.

All other terms and conditions of the Agreement dated as of December 15, 1992 ("Agreement") together with the First Amendment dated as of March 14, 1996 shall remain in force.

Please acknowledge acceptance of, and agreement to, the terms by signing in the appropriate place indicated.

                                    Sincerely yours,
                                    By:/s/ John A. Leonard
                                       -------------------------------------
                                       John A. Leonard, Vice President



                                    Attest:/s/ A. R. Ragatz
                                           ---------------------------------
                                           Andrew R. Ragatz, Vice President



                                                     Dated as of July 27, 1996


Mr. Douglas M. Kratz, President
Financial Services Corporation of the Midwest


The above terms are accepted and agreed as of this date:

                                    FINANCIAL SERVICES CORPORATION OF
                                    THE MIDWEST



                                    By:/s/ Douglas M. Kratz
                                       -------------------------------

                                    Its: President
                                       -------------------------------



                                    Attest:/s/ Patricia A. Hays
                                           ---------------------------

                                    Its: Assistant Secretary
                                         -----------------------------

The above terms are acknowledged and agreed to as of this date:


                                    THE Rock Island Bank, N.A.



                                    By:/s/ Perry B. Hansen
                                       -------------------------------

                                    Its: President
                                        ------------------------------



                                    Attest:/s/ John T. Kustes
                                           ---------------------------

                                    Its: Assistant Secretary
                                        ------------------------------